SECURITES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

MASSBANK Corp.

(Exact name of Registrant as specified in its charter)

Delaware	0-15137	04-2930382
State or other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employee Identification Number)

123 Haven Street

Reading, MA 01867

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781)662-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

October 29, 2004

Page Two

Form 8-K

Item 2.02. Results of Operations and Financial Condition

On October 28, 2004, MASSBANK Corp. issued a Press Release reporting financial results for the third quarter of fiscal year 2004. A copy of the Press Release is being furnished as Exhibit 99.1 to this report and is incorporated into this report by reference.

The information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

99.1	Press Release, dated October 28, 2004

October 29, 2004

Page Three

Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2004

MASSBANK Corp.

By:	/s/ Reginald E. Cormier
Name:	Reginald E. Cormier
Title:	Sr.V.P.,Treasurer and CFO